    1400 Toastmaster Drive, Elgin, Illinois 60120 (847) 741-3300 www.middleby.com

The Middleby Corporation Reports Second Quarter Results

•Operating income of $155 million as compared to $176 million in prior year
•Adjusted EBITDA of $200 million as compared to $216 million in prior year
•Repurchased 3.1 million of common shares through July for $448.9 million, or 5.7% of equity
•Operating cash flows of $122 million for the quarter and $263 million year to date
•Net leverage at 2.3x
•Initiates third quarter and full year 2025 guidance

Elgin, Ill, August 6, 2025 - The Middleby Corporation (NASDAQ: MIDD), a leading worldwide manufacturer of equipment for the commercial foodservice, food processing, and residential kitchen industries, today reported net earnings for the second quarter of 2025.

Tim FitzGerald, CEO of The Middleby Corporation said, “Our second quarter results reflect the economic uncertainty our customers continue to navigate in key end markets. Despite these headwinds, I’m proud of our team’s continued execution in areas within our control. We’re delivering strong operational performance, gaining market share with new product launches, and growing the partnerships with our customers. While these quarterly results reflect our market conditions, they don’t appropriately capture the fundamental transformation we’ve achieved across our business to drive long-term growth, particularly across innovation and go-to-market capabilities. We believe we have created an unmatched platform, and as the market inflects, Middleby is poised for outsized growth as we solve increasingly complex challenges for our growing customer base.”

FitzGerald concluded, “Given our confidence in Middleby’s trajectory, earlier this year we chose to allocate the vast majority of our free cash flow toward share repurchases as we do not believe our current market valuation reflects the substantial growth opportunities ahead of us. I am pleased to say we repurchased $323 million in the quarter and expect to continue deploying capital opportunistically. This will create significant leverage in our earnings per share as we execute against our plan.”

2025 Second Quarter Financial Results

•Net sales decreased 1.4% in the second quarter over the comparative prior year period. Excluding the impacts of acquisitions and foreign exchange rates, sales decreased 5.4% in the second quarter over the comparative prior year period.

•A reconciliation of organic net sales (a non-GAAP measure) by segment is as follows:

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company
Reported Net Sales Growth	(4.8)%	(6.1)%	14.4%	(1.4)%
Acquisitions	0.4%	—%	15.4%	3.2%
Foreign Exchange Rates	0.3%	1.7%	1.9%	0.9%
Organic Net Sales Growth (1) (2)	(5.5)%	(7.8)%	(2.9)%	(5.4)%
(1) Organic net sales growth defined as total sales growth excluding impact of acquisitions and foreign exchange rates
(2) Totals may be impacted by rounding
•Adjusted EBITDA (a non-GAAP measure) was $200.2 million in the second quarter compared to $216.4 million in the prior year. The second quarter Adjusted EBITDA includes an adverse impact of $10 million related to tariffs. A reconciliation of organic adjusted EBITDA (a non-GAAP measure) by segment is as follows:

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company
Adjusted EBITDA	27.0%	10.3%	21.2%	20.5%
Acquisitions	0.1%	—%	—%	0.1%
Foreign Exchange Rates	0.1%	0.2%	0.1%	0.1%
Organic Adjusted EBITDA (1) (2)	26.8%	10.1%	21.1%	20.3%
(1) Organic Adjusted EBITDA defined as Adjusted EBITDA excluding impact of acquisitions and foreign exchange rates.
(2) Totals may be impacted by rounding

•Operating cash flows during the second quarter amounted to $122.0 million in comparison to $149.5 million in the prior year period. During the second quarter the company repurchased $322.7 million of Middleby shares. The total leverage ratio per our credit agreements was 2.3x. The trailing twelve-month bank agreement pro-forma EBITDA was $848.3 million.

•Net debt, defined as debt excluding the unamortized discount associated with the Convertible Notes less cash, at the end of the 2025 fiscal second quarter amounted to $1.9 billion as compared to $1.7 billion at the end of fiscal 2024. Our borrowing availability at the end of the second quarter was approximately $2.7 billion.

2025 Outlook

Management also provided the following expectations for the third quarter of 2025:
•Total revenue of $950-975 million;
◦Commercial Foodservice revenue of $580-590 million;
◦Residential Kitchen revenue of $170-180 million;
◦Food Processing revenue of $195-205 million;
•Adjusted EBITDA of $185-195 million; and
•Adjusted Earnings Per Share of $2.04-2.19 assuming approximately 50.8 million weighted average shares outstanding.

Management provided the following expectations for 2025:

•Total revenue of $3.81-3.87 billion;
•Adjusted EBITDA of $770-800 million; and
•Adjusted Earnings Per Share of $8.65-9.05(1).

1) FY 2025 Adjusted EPS expectation is the sum of the four quarters of Adjusted EPS, with an underlying assumption of Q3 and Q4 QTD shares outstanding of 50.8 million and 51.0 million, respectively, which incorporates July activity.

Conference Call

The company has scheduled a conference call to discuss the second quarter results at 11 a.m. Eastern/10 a.m. Central Time on August 6th. The conference call is accessible through the Investor Relations section of the company website at www.middleby.com. If website access is not available, attendees can join the conference by dialing (844) 676-5090, or (412) 634-6754 for international access, and ask to join the Middleby conference call. The conference call will be available for replay from the company’s website.

Statements in this press release or otherwise attributable to the company regarding the company's business which are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Such factors include variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; changing market conditions; the impact of competitive products and pricing; the timely development and market acceptance of the company's products; the availability and cost of raw materials; and other risks detailed herein and from time-to-time in the company's SEC filings. Any forward-looking statement speaks only as of the date hereof, and the company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

The Middleby Corporation is a global leader in the foodservice industry. The company develops and manufactures a broad line of solutions used in commercial foodservice, food processing, and residential kitchens. Supporting the company’s pursuit of the most sophisticated innovation, state-of-the-art Middleby Innovation Kitchens and Residential Showrooms showcase and demonstrate the most advanced Middleby solutions. In 2022 Middleby was named a World’s Best Employer by Forbes and is a proud philanthropic partner to organizations addressing food insecurity.

Contact:    John Joyner, VP of Investor Relations, jjoyner@middleby.com

THE MIDDLEBY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	Three Months Ended		Six Months Ended
	2nd Qtr, 2025	2nd Qtr, 2024	2nd Qtr, 2025	2nd Qtr, 2024
Net sales	$977,859	$991,546	$1,884,486	$1,918,472
Cost of sales	606,568	611,904	1,167,262	1,192,472
Gross profit	371,291	379,642	717,224	726,000

Selling, general and administrative expenses	213,611	198,584	416,217	404,632
Restructuring expenses	2,288	5,350	5,017	8,527
Income from operations	155,392	175,708	295,990	312,841

Interest expense and deferred financing amortization, net	19,844	24,566	38,208	50,840
Net periodic pension benefit (other than service costs & curtailment)	(1,580)	(3,690)	(3,077)	(7,368)
Other expense (income), net	4,134	56	6,408	(244)
Earnings before income taxes	132,994	154,776	254,451	269,613

Provision for income taxes	27,038	39,381	56,143	67,650
Net earnings	$105,956	$115,395	$198,308	$201,963

Net earnings per share:
Basic	$2.01	$2.15	$3.73	$3.76
Diluted	$1.99	$2.13	$3.68	$3.72

Weighted average number of shares
Basic	52,616	53,765	53,105	53,710
Diluted	53,154	54,072	53,888	54,233

THE MIDDLEBY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in 000’s)
(Unaudited)

	Jun 28, 2025	Dec 28, 2024
ASSETS

Cash and cash equivalents	$511,499	$689,533
Accounts receivable, net	665,833	643,355
Inventories, net	888,670	841,567
Prepaid expenses and other	134,168	131,566
Prepaid taxes	59,420	24,022
Total current assets	2,259,590	2,330,043
Property, plant and equipment, net	570,414	525,965
Goodwill	2,592,312	2,518,222
Other intangibles, net	1,614,020	1,611,037
Long-term deferred tax assets	6,768	6,281
Pension benefits assets	104,608	91,207
Other assets	188,171	200,396
Total assets	$7,335,883	$7,283,151

LIABILITIES AND STOCKHOLDERS' EQUITY

Current maturities of long-term debt	$44,010	$43,949
Accounts payable	235,746	208,908
Accrued expenses	601,026	576,465
Total current liabilities	880,782	829,322
Long-term debt	2,331,772	2,351,118
Long-term deferred tax liability	303,353	252,062
Accrued pension benefits	9,188	9,573
Other non-current liabilities	188,233	202,645
Stockholders' equity	3,622,555	3,638,431

Total liabilities and stockholders' equity	$7,335,883	$7,283,151

THE MIDDLEBY CORPORATION
NON-GAAP SEGMENT INFORMATION (UNAUDITED)
(Amounts in 000’s, Except Percentages)

	Commercial Foodservice (3)	Residential Kitchen	Food Processing (3)	Total Company (1)
Three Months Ended June 28, 2025
Net sales	$580,605	$181,059	$216,195	$977,859
Segment Operating Income	$137,902	$9,327	$42,677	$155,392
Operating Income % of net sales	23.8%	5.2%	19.7%	15.9%

Depreciation	6,911	4,294	3,095	14,998
Amortization	10,952	1,835	2,629	15,416
Restructuring expenses	746	1,601	(59)	2,288
Acquisition related adjustments	37	125	(2,496)	(2,334)
Facility consolidation related expenses	—	1,421	—	1,421
Strategic Transaction Costs	—	—	—	6,788
Stock compensation	—	—	—	6,224
Segment adjusted EBITDA (2)	$156,548	$18,603	$45,846	$200,193
Adjusted EBITDA % of net sales	27.0%	10.3%	21.2%	20.5%

Three Months Ended June 29, 2024
Net sales	$609,811	$192,763	$188,972	$991,546
Segment Operating Income	$149,425	$10,132	$42,772	$175,708
Operating Income % of net sales	24.5%	5.3%	22.6%	17.7%

Depreciation	6,704	3,969	2,478	13,581
Amortization	12,729	1,799	1,760	16,288
Restructuring expenses	2,532	1,953	865	5,350
Acquisition related adjustments	191	(349)	(2,197)	(2,187)
Stock compensation	—	—	—	7,648
Segment adjusted EBITDA	$171,581	$17,504	$45,678	$216,388
Adjusted EBITDA % of net sales	28.1%	9.1%	24.2%	21.8%

 (1)  Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $20.8 million and $18.4 million for the three months ended June 28, 2025 and June 29, 2024, respectively.
  (2) Foreign exchange rates favorably impacted Segment Adjusted EBITDA by approximately $2.4 million for the three months ended June 28, 2025.
  (3) Certain prior year amounts have been reclassified to be consistent with current year presentation, including beginning to report the results of a division within its Food Processing segment as a result of a change in internal management and potential synergies in operations to be consistent with the reporting of financial information used to assess performance and allocate resources. These operations were previously reported in the Commercial Foodservice segment and are now managed and reported in the Food Processing segment. All prior period segment disclosures have been recast to reflect this change.

THE MIDDLEBY CORPORATION
NON-GAAP SEGMENT INFORMATION (UNAUDITED)
(Amounts in 000’s, Except Percentages)

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company (1)
Six Months Ended June 28, 2025
Net sales	$1,143,322	$357,063	$384,101	$1,884,486
Segment Operating Income	$269,976	$21,134	$66,189	$295,990
Operating Income % of net sales	23.6%	5.9%	17.2%	15.7%

Depreciation	13,541	8,304	5,986	29,354
Amortization	22,246	3,619	5,543	31,408
Restructuring expenses	1,883	3,082	52	5,017
Acquisition related adjustments	309	(384)	(1,858)	(1,933)
Facility consolidation related expenses	—	3,464	—	3,464
Strategic Transaction Costs	—	—	—	10,261
Stock compensation	—	—	—	8,712
Segment adjusted EBITDA (2)	$307,955	$39,219	$75,912	$382,273
Adjusted EBITDA % of net sales	26.9%	11.0%	19.8%	20.3%

Six Months Ended June 29, 2024
Net sales	$1,191,224	$366,662	$360,586	$1,918,472
Segment Operating Income	$279,537	$14,669	$76,671	$312,841
Operating Income % of net sales	23.5%	4.0%	21.3%	16.3%

Depreciation	13,521	7,774	4,713	26,854
Amortization	26,323	3,601	3,714	33,638
Restructuring expenses	3,448	2,875	2,204	8,527
Acquisition related adjustments	686	(213)	(1,806)	(1,157)
Stock compensation	—	—	—	21,470
Segment adjusted EBITDA	$323,515	$28,706	$85,496	$402,173
Adjusted EBITDA % of net sales	27.2%	7.8%	23.7%	21.0%

 (1)  Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $40.8 million and $35.5 million for the six months ended June 28, 2025 and June 29, 2024, respectively.
(2)  Foreign exchange rates favorably impacted Segment Adjusted EBITDA by $1.5 million for the six months ended June 28, 2025.
(3) Certain prior year amounts have been reclassified to be consistent with current year presentation, including beginning to report the results of a division within its Food Processing segment as a result of a change in internal management and potential synergies in operations to be consistent with the reporting of financial information used to assess performance and allocate resources. These operations were previously reported in the Commercial Foodservice segment and are now managed and reported in the Food Processing segment. All prior period segment disclosures have been recast to reflect this change.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION (UNAUDITED)
(Amounts in 000’s, Except Percentages)

	Three Months Ended
	2nd Qtr, 2025		2nd Qtr, 2024
	$	Diluted per share	$	Diluted per share
Net earnings	$105,956	$1.99	$115,395	$2.13
Amortization (1)	17,192	0.32	18,066	0.33
Restructuring expenses	2,288	0.04	5,350	0.10
Acquisition related adjustments	(2,334)	(0.04)	(2,187)	(0.04)
Facility consolidation related expenses	1,421	0.03	—	—
Net periodic pension benefit (other than service costs & curtailment)	(1,580)	(0.03)	(3,690)	(0.07)
Strategic Transaction Costs	6,788	0.13	—	—
Income tax effect of pre-tax adjustments	(5,825)	(0.11)	(4,455)	(0.08)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	—	0.02	—	0.02
Adjusted net earnings	$123,906	$2.35	$128,479	$2.39

Diluted weighted average number of shares	53,154		54,072
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	(511)		(300)
Adjusted diluted weighted average number of shares	52,643		53,772

	Six Months Ended
	2nd Qtr, 2025		2nd Qtr, 2024
	$	Diluted per share	$	Diluted per share
Net earnings	$198,308	$3.68	$201,963	$3.72
Amortization (1)	34,981	0.65	37,202	0.69
Restructuring expenses	5,017	0.09	8,527	0.16
Acquisition related adjustments	(1,933)	(0.04)	(1,157)	(0.02)
Facility consolidation related expenses	3,464	0.06	—	—
Net periodic pension benefit (other than service costs & curtailment)	(3,077)	(0.06)	(7,368)	(0.14)
Strategic Transaction Costs	10,261	0.19	—	—
Income tax effect of pre-tax adjustments	(11,935)	(0.22)	(9,338)	(0.17)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	—	0.08	—	0.04
Adjusted net earnings	$235,086	$4.43	$229,829	$4.28

Diluted weighted average number of shares	53,888		54,233
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	(769)		(519)
Adjusted diluted weighted average number of shares	53,119		53,714

(1) Includes amortization of deferred financing costs and convertible notes issuance costs.
(2) Adjusted diluted weighted average number of shares was calculated based on excluding the dilutive effect of shares to be issued upon conversion of the notes to satisfy the amount in excess of the principal since the company's capped call offsets the dilutive impact of the shares underlying the convertible notes. The calculation of adjusted diluted earnings per share excludes the principal portion of the convertible notes as this will always be settled in cash.

	Three Months Ended		Six Months Ended
	2nd Qtr, 2025	2nd Qtr, 2024	2nd Qtr, 2025	2nd Qtr, 2024
Net Cash Flows Provided By (Used In):
Operating activities	$122,003	$149,516	$263,137	$290,417
Investing activities	(24,419)	(14,228)	(59,256)	(30,317)
Financing activities	(346,368)	(14,117)	(403,459)	(42,675)

Free Cash Flow
Cash flow from operating activities	$122,003	$149,516	$263,137	$290,417
Less: Capital expenditures	(20,919)	(10,937)	(54,651)	(24,680)
Free cash flow	$101,084	$138,579	$208,486	$265,737

USE OF NON-GAAP FINANCIAL MEASURES
The company supplements its consolidated financial statements presented on a GAAP basis with this non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies.

The company believes that organic net sales growth, adjusted EBITDA, non-GAAP adjusted segment EBITDA, net debt, net leverage, adjusted net earnings and adjusted diluted per share measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating performance for business planning purposes. The company also believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in its opinion, do not reflect its core operating performance including, for example, intangibles amortization expense, impairment charges, restructuring expenses, and other charges which management considers to be outside core operating results.

The company believes that free cash flow is an important measure of operating performance because it provides management and investors with a measure of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, repaying debt and repurchasing our common stock.

The company believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Middleby uses internally for purposes of assessing its core operating performance.